MERRILL LYNCH LIFE INSURANCE	ML LIFE INSURANCE COMPANY
COMPANY	OF NEW YORK

Merrill Lynch Life Variable Annuity	ML of New York Variable Annuity
Separate Account C	Separate Account C
Supplement Dated March 9, 2009	Supplement Dated March 9, 2009
to the	to the
Prospectus For	Prospectus For
CONSULTS ANNUITY® (Dated May 1, 2008)	CONSULTS ANNUITY® (Dated May 1, 2008)
This supplement describes a change to the name of the Roszel/Rittenhouse Large Cap Growth Portfolio (the “Fund”), a portfolio of the MLIG Variable Insurance Trust. This Fund is available under the variable annuity contracts listed above (the “Contracts”) issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. Please retain this supplement with your Prospectus for future reference.
Effective after the close of business on March 13, 2009, the Roszel/Rittenhouse Large Cap Growth Portfolio changed its name to the Roszel/Santa Barbara Conservative Growth Portfolio. Accordingly, all references to the Roszel/ Rittenhouse Large Cap Growth Portfolio in the Prospectus and Statement of Additional Information are changed to the Roszel/Santa Barbara Conservative Growth Portfolio. The investment objective of the Fund has not changed.
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If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 for Contracts issued by Merrill Lynch Life Insurance Company or (800) 333-6524 for Contracts issued by ML Life Insurance Company of New York, or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.